GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, as applicable, of the

Goldman Sachs Emerging Markets Equity Fund,

Goldman Sachs ESG Emerging Markets Equity Fund,

Goldman Sachs Emerging Markets Equity ex. China Fund and

Goldman Sachs China Equity Fund

(the “Funds”)

Supplement dated May 13, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2025, as supplemented to date

Effective June 30, 2025, Hiren Dasani will no longer serve as a portfolio manager for the Funds. Basak Yavuz will continue to serve as portfolio manager for the Funds.

Christine Pu and Nathan Lin will continue to serve as portfolio managers for the Goldman Sachs China Equity Fund.

Accordingly, effective June 30, 2025, the Funds’ disclosures are modified as follows:

All references to Mr. Dasani in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

EMEPMCHGSTK 05-25